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                                                                   Exhibit 10.44

                                    ORIGINAL

                           FIRST AMENDMENT AND WAIVER

            FIRST AMENDMENT AND WAIVER, dated as of March 22, 1999 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Twinlab Corporation, a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation (the "Borrower"), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders"), The Bank of New York, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"), and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement (i) to allow Holdings to repurchase up to 5 million shares of its common stock in the open market or in privately negotiated transactions for an aggregate amount of up to $40,000,000; and (ii) to waive certain covenants and defaults arising from the Borrower's failure to deliver certain financial statements in accordance with GAAP or to give prompt notice of pending or threatened claims, litigations and proceedings, and confirm that the terms of the financing from Zions First National Bank are reasonably satisfactory to them;

            WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments and waivers on the terms and conditions contained herein;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

            2. Amendments to the Credit Agreement. (a) Subsection 4.2 of the Credit Agreement is hereby amended by changing the date in clause (a) thereof to the following:

      "September 30, 1998 (after giving effect to the restatement of the consolidated financial statements of the Borrower for the fiscal quarter then ended as described in the press release of Holdings dated February 24, 1999)."

            (b) Subsection 4.6 of the Credit Agreement is hereby amended by inserting the phrase "and Schedule 4.6A" immediately following the phrase "Schedule 4.6" therein.

            (c) Subsection 4.16 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to subclause (iv) of said subsection; (ii)

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inserting a ";" at the end of subclause (iii) of said subsection; (iii)
replacing the period at the end of subclause (iv) of said subsection with a ";" and (iv) inserting the following new clause following subclause (iv) of said subsection:

            "and (v) amounts used to make Restricted Payments pursuant to subsection 7.7(f)."

            (d) Section 4 of the Credit Agreement is hereby amended by adding the following subsection after subsection 4.22:

            "4.23 Year 2000 Matters. Any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Borrower or any of its Subsidiaries in the conduct of their business (including any such systems and other equipment supplied by others), and the testing of all such systems and other equipment as so reprogrammed, will be completed by September 30, 1999. The costs to the Borrower and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or Event of Default or to have a Material Adverse Effect. Except for any reprogramming referred to above, the computer systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Credit Agreement to be, sufficient in all material aspects for the conduct of their business as currently conducted."

            (e) Subsection 7.7 of the Credit Agreement is hereby amended by (i) inserting "or Holdings" immediately before the phrase "or any warrants or options to purchase any such Stock" in the introductory paragraph of said subsection; and (ii) inserting the following phrase immediately before the phrase "except that" in the introductory paragraph of said subsection:

      "or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating it to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (any such transaction, an "Equity Derivatives Transaction"),"

            (f) Subsection 7.7 of the Credit Agreement is further amended by (i) deleting the word "and" appearing immediately prior to subclause (e) of said subsection, (ii) replacing the period at the end of subclause (e) with "; and" and (iii) inserting the following new clause following subclause (e):

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            "(f) the Borrower may make any Restricted Payment to enable Holdings to repurchase its common stock, provided that, after giving effect to any such Restricted Payment: (i) no Default or Event of Default shall have occurred and be continuing; (ii) the Restricted Payments made under this paragraph (f) after the Amendment Effective Date (as defined in the First Amendment and Waiver to this Credit Agreement) do not exceed $40,000,000;
      (iii) the amount available for borrowing by the Borrower under the Revolving Credit Commitments is not less than $15,000,000 and (iv) the Borrower shall be in pro forma compliance with the covenants in subsection
      7.1 as of the end of the most recent fiscal quarter for which financial statements are available (assuming that the Restricted Payments made under this paragraph (f) had been made as of the first day of the four-fiscal quarter period ended with such most recent fiscal quarter).

            (g) Subsection 8.1 of the Credit Agreement is hereby amended by inserting the following phrase before the word "and" that appears immediately before subclause (iii)(E) of said subsection:

      ", and the repurchase of its common stock in respect of which Restricted Payments were or may be made by the Borrower under subsection 7.7(f) in an amount sufficient to cover the maximum amount payable by Holdings thereunder."

            (h) The Credit Agreement is hereby amended by adding thereto a new
Schedule 4.6A as set forth in Annex A to this Amendment setting forth certain additional litigation (the "New Scheduled Litigation").

            3. Waivers to the Credit Agreement. (a) Waiver of Covenants. The Administrative Agent and the Lenders hereby waive compliance by the Borrower with the provisions of subsections 6.1, 6.2, 6.6 and 6.7 of the Credit Agreement, solely insofar as the Borrower's failure to (i) deliver monthly or quarterly financial statements in accordance with GAAP for the first three fiscal quarters of its 1998 fiscal year or (ii) give prompt notice to the Administrative Agent of pending or threatened claims, litigations or proceedings affecting the Borrower and Holdings as disclosed on Schedule 4.6A might otherwise be deemed to result in a breach of any of the covenants contained in such subsections.

            (b) Waiver of Representations and Warranties. The Administrative Agent and the Lenders hereby waive any breach by the Borrower of any representation or warranty made or deemed to be made by it pursuant to subsection 5.2 of the Credit Agreement, solely insofar as such breach arises out of the matters described in clauses (i) and (ii) of Section 3(a) of this Amendment or the New Scheduled Litigation.

            (c) Waiver of Certain Defaults. The Administrative Agent and the Lenders hereby agree that the waivers contained in Sections 3(a) and 3(b) of this Amendment shall have effect for purposes of subsections 10(b) and 10(d) of the Credit Agreement.

            4. Agreement of Required Lenders. By their execution of this Amendment, the Required Lenders confirm (a) for purposes of subsection 7.2(1) of the Credit Agreement, that the terms of the financing from Zions First National Bank described in the term sheet attached

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                                                                               4


hereto as Annex B to this Amendment are reasonably satisfactory to them and (b) that the Administrative Agent is authorized in its discretion to enter into a subordination agreement on terms acceptable to the Administrative Agent subordinating the lien benefitting the Administrative Agent and the lenders on the property referred to in said term sheet to a lien thereon benefitting Zions First National Bank and securing its financing.

            5. Conditions to Effectiveness. This Amendment shall be effective on the conditions that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and Holdings and consented to by the Required Lenders and the Grantors under the Guarantee and Collateral Agreement dated as of May 7, 1996 (the "Guarantee and Collateral Agreement") among Holdings, the Borrower, the Subsidiary Guarantors named therein and the Administrative Agent; (b) the Administrative Agent shall have received, for the account of each Lender which executes and delivers this Amendment, an amendment fee in the amount of $7,500 per Lender; (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment; and (d) the Administrative Agent shall have received drafts of restated consolidated financial statements for the first three fiscal quarters of the 1998 fiscal year of the Borrower, together with certificates with respect thereto, as contemplated by subsection 6.2(b) of the Credit Agreement, and such financial statements shall be consistent with the press release of Holdings dated February 24, 1999. The date on which all of the above conditions are met shall be the date of effectiveness of this Amendment (the "Amendment Effective Date").

            6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and Holdings hereby represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Borrower and Holdings contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby; and (b) the financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 5(d) of this Amendment will present fairly in accordance with GAAP the consolidated financial conditions of the Borrower and Holdings as at such date and the consolidated results of their operations for the fiscal quarter then ended.

            7. Notice of Effectiveness. The Administrative Agent shall promptly advise the Lenders and the Borrower that this Amendment has become effective.

            8. Applicable Law and Jurisdiction. This Amendment has been executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

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            9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

            11. Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower and Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  TWINLAB CORPORATION

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TWIN LABORATORIES INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

Consented to:

THE BANK OF NEW YORK, as Co-Agent and as a Lender


By:
   ------------------------------
  Name:
  Title:

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THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:
   ------------------------------
  Name:
  Title:


DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as a
Lender

By:
   ------------------------------
  Name:
  Title:

By:
   ------------------------------
  Name:
  Title:


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
   ------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By:
   ------------------------------
  Name:
  Title:

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ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG,
GRAND CAYMAN ISLAND BRANCH, as a Lender

By:
   ------------------------------
  Name:
  Title:


ZIONS FIRST NATIONAL BANK, as a Lender

By:
   ------------------------------
  Name:
  Title:


ADVANCED RESEARCH PRESS, INC., as a Grantor

By:
   ------------------------------
  Name:
  Title:

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                                     ANNEX A

                                  Schedule 4.6A

                            New Scheduled Litigation

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                                     ANNEX B

                    Financing from Zions First National Bank

                            [See Attached Term Sheet]

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THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:
   ------------------------------
  Name:
  Title:


DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as a
Lender

By:
   ------------------------------
  Name:
  Title:

By:
   ------------------------------
  Name:
  Title:


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
   ------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By: /s/ Kristen Burke
   ------------------------------
  Name: Kristen Burke
  Title: Vice President

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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  TWINLAB CORPORATION

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TWIN LABORATORIES INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

Consented to:

THE BANK OF NEW YORK, as Co-Agent and as a Lender


By: /s/ Steven E. Ratner
   ------------------------------
  Name:  Steven E. Ratner
  Title: Vice President

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THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:
   -----------------------------------------
  Name:
  Title:


DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as a
Lender

By: /s/ John W. Sweeney
   -----------------------------------------
  Name:        JOHN W. SWEENEY
  Title:   ASSISTANT VICE PRESIDENT

By: /s/ Beverly G. Cason
   -----------------------------------------
  Name:   BEVERLY G. CASON
  Title:   VICE PRESIDENT


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
   -----------------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By:
   -----------------------------------------
  Name:
  Title:

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THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:
   -----------------------------------------
  Name:
  Title:


DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as a
Lender

By:
   -----------------------------------------
  Name:
  Title:

By:
   -----------------------------------------
  Name:
  Title:


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Kurt D. Egertson
   ------------------------------------------
  Name:  Kurt D. Egertson
  Title: Vice President


EUROPEAN AMERICAN BANK, as a Lender

By:
   -----------------------------------------
  Name:
  Title:

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GIROCREDIT BANK AKTIENGESELLSCHAFT DER SPARKASSEN, GRAND CAYMAN
ISLAND BRANCH, as a Lender

By:
   -----------------------------------------
  Name:
  Title:


ZIONS FIRST NATIONAL BANK, as a Lender

By:  /s/ P. Boyd Hales
   -----------------------------------------
  Name:  P. Boyd Hales
  Title: Vice President


ADVANCED RESEARCH PRESS, INC., as a Grantor

By:
   -----------------------------------------
  Name:
  Title:

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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  TWINLAB CORPORATION

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TWIN LABORATORIES INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

                                  By: /s/ Dawn Lee Lum
                                     -------------------------------------------
                                     Name:  Dawn Lee Lum
                                     Title: Vice President

Consented to:

THE BANK OF NEW YORK, as Co-Agent and as a Lender


By:
   ------------------------------
  Name:
  Title:

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THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By: /s/ Linda E.C. Alto
   ---------------------------------
  Name:  LINDA E.C. ALTO
  Title: VP


DRESDNER BANK A.G. NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as a
Lender

By:
   ------------------------------
  Name:
  Title:

By:
   ------------------------------
  Name:
  Title:


FIRST BANK NATIONAL ASSOCIATION, as a Lender

By:
   ------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By:
   ------------------------------
  Name:
  Title:

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ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, GRAND CAYMAN ISLAND
BRANCH, as a Lender

By: /s Rima Terradista                               /s/ John S. Runnion
   --------------------------------------------
  Name: RIMA TERRADISTA                              JOHN S. RUNNION
  Title:   Vice President                            FIRST VICE PRESIDENT


ZIONS FIRST NATIONAL BANK, as a Lender

By:
   -------------------------------------------
  Name:
  Title:


ADVANCED RESEARCH PRESS, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title: